RYDEX SERIES FUNDS

Managed Commodities Strategy Fund

Supplement dated February 20, 2014 to the

Currently Effective Statutory Prospectuses, Summary Prospectuses

and Statement of Additional Information of the above listed Fund

This supplement provides new and additional information beyond that contained in the Statutory Prospectuses and Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

On February 13, 2014, at the recommendation of Security Investors, LLC, the investment adviser to the series of Rydex Series Funds (the “Trust”), the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Managed Commodities Strategy Fund (the “Fund”) pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about March 24, 2014 (the “Liquidation Date”).

The Fund will be closed to shareholders on or about February 27, 2014. The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectuses and SAI.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively. Effective immediately, any applicable contingent deferred sales charge (“CDSC”) will be waived for shareholders redeeming C-Class Shares of the Fund. Shareholders remaining in the Fund on the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings.

Shareholders who opened their accounts directly with Rydex Fund Services, LLC, the Fund’s transfer agent, may contact Rydex Fund Services, LLC at 800.820.0888 prior to the Liquidation Date to request that their liquidating cash distribution be reinvested in another Guggenheim Investments fund upon the liquidation of the Fund. Shareholders who opened their accounts through a broker or other financial intermediary should contact that financial intermediary to assist with the reinvestment of their liquidating cash distribution.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Important Information for Retirement Plan Investors: Retirement plan investors should consult their tax advisers regarding the consequences of the receipt of a liquidating cash distribution or a redemption of Fund shares prior to the liquidation of the Fund. Upon the receipt of a distribution from the Fund, whether in the form of a redemption or liquidating cash distribution, retirement plan investors may have a limited time within which to reinvest the distribution proceeds to avoid adverse tax consequences.

Shareholders may contact Guggenheim Investments Client Services at 800.820.0888 with any questions regarding the liquidation of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MCS-SUP-0214x0514